Exhibit 32

Certifications of Chief Executive Officer and Chief Financial Officer pursuant to

18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(furnished but not filed)

In connection with this quarterly report of Great Northern Iron Ore Properties on Form 10-Q filed with the Securities and Exchange Commission, I, Joseph S. Micallef, President of the Trustees and Chief Executive Officer of Great Northern Iron Ore Properties, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, that:

1. This Quarterly Report on Form 10-Q of Great Northern Iron Ore Properties for the quarter ended March 31, 2014 (the “Report”) fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Great Northern Iron Ore Properties.

By:	/s/ Joseph S. Micallef	Date:	April 29, 2014
Joseph S. Micallef
Chief Executive Officer, Trustee and President of the Trustees (principal executive officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Great Northern Iron Ore Properties and will be retained by Great Northern Iron Ore Properties and furnished to the Securities and Exchange Commission or its staff upon request.

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In connection with this quarterly report of Great Northern Iron Ore Properties on Form 10-Q filed with the Securities and Exchange Commission, I, Thomas A. Janochoski, Vice President & Secretary and Chief Financial Officer of Great Northern Iron Ore Properties, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, that:

1. This Quarterly Report on Form 10-Q of Great Northern Iron Ore Properties for the quarter ended March 31, 2014 (the “Report”) fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Great Northern Iron Ore Properties.

By:	/s/ Thomas A. Janochoski	Date:	April 29, 2014
Thomas A. Janochoski
Chief Financial Officer, Vice President & Secretary (principal financial and accounting officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Great Northern Iron Ore Properties and will be retained by Great Northern Iron Ore Properties and furnished to the Securities and Exchange Commission or its staff upon request.